**SIXTEENTH AMENDMENT AGREEMENT**

**dated as of 20 September 2016**

**(the "Amendment Agreement")**

**to the ISDA MASTER AGREEMENT dated as of 9 January 2008 (the "Agreement")**

**between**

| | | |
|---|---|---|
| **HERMES INVESTMENT MANAGEMENT LIMITED (the "Investment Manager") acting as agent and signatory for each of the principals, severally and not jointly, listed in Annex A to the Agreement (each such principal being a "Party A" and a "Principal")** | **and** | **HSBC BANK PLC** ("Party B") |

The parties have previously entered into the Agreement (as amended from time to time, and including for the avoidance of doubt, the Schedule and the Credit Support Annex thereto) and have now agreed to amend the Agreement by the terms of this Amendment Agreement.

Accordingly, in consideration of the mutual agreements contained in this Amendment Agreement, the parties agree as follows:

1. **Amendments**

The Agreement is amended as follows:

1.1 Annex A to the Schedule to the Agreement is hereby deleted in its entirety and replaced with the new Annex A attached in Attachment I hereto.

1.2 Appendix 1 to the Exhibit 4 Credit Support Annex is hereby deleted in its entirety and replaced with the new Appendix 1 attached in Attachment II hereto.

1.3 The Exhibit 2 Credit Support Annex shall be amended by deleting Paragraph 11(b)(iii)(B) (**Threshold**) in its entirety and replacing it as follows:

"(B) "**Threshold**" shall mean zero with respect to both parties."

1.4 The following definition shall be added to Section 14 of the Agreement:

"**ERISA Principal**" shall mean any entity described as such in Annex A to the Schedule to the Agreement.

1.5 Solely in respect of a Principal which is designated by the parties as an "**ERISA Principal**" in Annex A to the Schedule to the Agreement, Part 5(3) of the Schedule to the Agreement is hereby deleted in its entirety and replaced with the following:

"(3) **The Employee Retirement Income Security Act of 1974 ("ERISA").** The following provisions shall apply to Party A:

(i) Each of Party A and the Investment Manager (in its individual corporate capacity) represents, warrants and covenants to Party B (which representations and warranties shall be deemed to be repeated at all times until the termination of this Agreement) as follows:

(1) Each Transaction will be entered into in accordance with Party A's constituent documents and the applicable investment policies of Party A;

(2) Party B does not and will not have any authority or control with respect to the assets of Party A, Party B has not received and will not receive any compensation for providing investment advice to Party A, and Party B is not and

will not be a "fiduciary" with respect to the assets of Party A involved in any Transaction within the meaning of Section 3(21) of ERISA, including without limitation, by virtue of its reservation or exercise of any rights it may have under the Credit Support Annex; and

(3) Each Transaction will be entered into in accordance with the provisions of ERISA (where applicable).

(ii) **Investment Manager Status**. At any time Party A is subject to ERISA or Section 4975 of the Internal Revenue Code of 1986 (the "Code"), each of Party A and the Investment Manager (in its individual corporate capacity) represents and warrants to Party B (which representations and warranties shall be deemed to be repeated at all times until the termination of this Agreement) as follows:

(1) the Investment Manager qualifies as an "investment manager" within the meaning of Section 3(38) of ERISA and has been duly appointed as an investment manager with respect to Party A;

(2) **QPAM Exemption**. At any time Party A is subject to ERISA or Section 4975 of the Code, (A) the Investment Manager is a "qualified professional asset manager" with respect to Party A within the meaning of Prohibited Transaction Class Exemption 84-14, as amended (the "**QPAM Exemption**"), (B) all requisite conditions of Part I of the QPAM Exemption have been satisfied with respect to this Agreement, the Credit Support Annex and each Transaction entered into hereunder and (C) the execution, delivery and performance of this Agreement (including the Credit Support Annex) qualifies for the exemption provided by the QPAM Exemption.

(3) **No Prohibited Transactions**. The execution, delivery and performance of this Agreement (including the Credit Support Annex) and each Transaction hereunder does not and will not constitute a non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code, or a violation of any law, rule, or regulation substantially similar thereto.

(iii) With respect to Party B, the representations set forth in Section 3(a)(iii) and Section 3(a)(iv) of this Agreement are hereby amended by adding the following immediately prior to the period at the end of each such section:

"; *provided* that Party B shall not be in breach of this representation to the extent that this Agreement or any Transaction gives rise to a non-exempt prohibited transaction under Sections 406 of ERISA or Section 4975 of the Code or results in a violation of any federal, state, local or foreign law, rule or regulation substantially similar to ERISA or Section 4975 of the Code."

1.6 Part 4(h) "**Governing law**" of the Schedule to the Master Agreement shall be deleted in its entirety and replaced with the following:

"(h) **Governing law.** This Agreement and any non-contractual obligations arising under or in connection with it shall be governed by and construed in accordance with English law."

1.7 Section 13(b) of the Agreement is hereby amended by inserting after the word "Agreement" in the first line the following words: "including, without limitation, disputes relating to any non-contractual obligations arising out of or in connection with this Agreement."

2. **Representations**

The parties make the representations set forth in Section 3(a)(i), (ii), (iii), (iv) and (v) of the Agreement, except that all references in those sections to "this Agreement" (or words or phrases of similar meaning) shall be deemed to be references to this Amendment Agreement and the Agreement, as amended hereby.

3. **Miscellaneous**

3.1 Except as specifically amended by the Amendment Agreement, the Agreement will continue in full force and effect and this Amendment Agreement will not be construed as a waiver of existing rights under the Agreement. Accordingly, for the avoidance of doubt, the provisions of, or incorporated in, the Agreement relating to Entire Agreement (Section 9(a)), Amendments (Section 9(b)), Survival of Obligations (Section 9(c)), Remedies Cumulative (Section 9(d)), No Waiver of Rights (Section 9(f)), Headings (Section 9(g)), Notices (Section 12), Governing Law (Section 13(a)) and Waiver of Immunities (Section 13(d)) will also apply to this Amendment Agreement as though such provisions were set forth in full herein (except that references in such provisions to the Agreement will be deemed to be references to this Amendment Agreement).

3.2 From and after the effective date of this Amendment Agreement, all references in the Agreement to "this Agreement" (or words or phrases of a similar meaning) will be deemed to be references to the Agreement, as amended by this Amendment Agreement.

3.3 All capitalised terms used in this Amendment Agreement but not defined herein will have the meanings set forth in the Agreement.

3.4 This Amendment Agreement and any non-contractual obligations arising out of or in relation to this Amendment Agreement will be governed by and construed in accordance with English law. All disputes arising out of or relating to this Amendment Agreement or any non-contractual obligations arising out of or relating to this Amendment Agreement shall be submitted to the jurisdiction of the English courts.

**IN WITNESS WHEREOF** the parties have executed this Amendment Agreement on the respective dates specified below with effect from the date specified on the first page of this document.

**HERMES INVESTMENT MANAGEMENT LIMITED** acting as agent and signatory for each of the Principals, severally and not jointly, listed in Annex A to the Agreement, and in its individual corporate capacity solely in respect of Clause 1.5 above

By: [signature]

Name: JOSEPH KAGAN

Title: Authorised Signatory

Date: 21.09.2016

**HSBC BANK PLC**

By: M. Murdoch

Name: Marion Murdoch

Title: Authorised Signatory

Date: 20 September 2016

**ATTACHMENT I**

**ANNEX A - PRINCIPALS**

| Name of Principals | | Entity Type | Applicable CSA |
|---|---|---|---|
| 1. | BT Pension Scheme Trustees Limited as Trustees of the BT Pension Scheme | UK Pension Fund | For non-FX Transactions: Exhibit 2<br>For certain FX Transactions: Exhibit 3 |
| 2. | Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme | UK Pension Fund | Exhibit 4 |
| 3. | Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly Hermes Quant Global Equity Fund) | Irish UCITS Principal | Exhibit 4 |
| 4. | Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund | Irish UCITS Principal | Exhibit 4 |
| 5. | Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund) | Irish UCITS Principal | Exhibit 4 |
| 6. | Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund) | Irish UCITS Principal | Exhibit 4 |
| | Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund | Irish UCITS Principal | Exhibit 4 |
| 7. | Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund | Irish UCITS Principal | Exhibit 4 |
| 8. | Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund | Irish UCITS Principal | Exhibit 4 |
| 9. | Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund | Irish UCITS Principal | Exhibit 4 |
| 10. | Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund | Irish UCITS Principal | Exhibit 4 |
| 11. | Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund | Irish UCITS Principal | Exhibit 4 |
| 12. | Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund | Irish UCITS Principal | Exhibit 4 |
| 13. | Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund | Irish UCITS Principal | Exhibit 4 |
| 14. | Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund | Irish UCITS Principal | Exhibit 4 |
| 15. | Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund | Irish UCITS Principal | Exhibit 4 |
| 16. | Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund | Irish UCITS Principal | Exhibit 4 |
| 17. | **Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund** | **ERISA Principal** | **Exhibit 4** |

**ATTACHMENT II**

**APPENDIX 1 TO THE EXHIBIT 4 CREDIT SUPPORT ANNEX**

| Principal | Base Currency | Eligible Currency | Minimum Transfer Amount | Rounding |
|---|---|---|---|---|
| Hermes Pension Trustees Limited as trustees of the Hermes Group Pension Scheme | GBP | GBP | GBP 250,000 | GBP 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes Global Equity Fund (formerly Hermes Quant Global Equity Fund) | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes Global Emerging Markets Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes European Alpha Equity Fund (formerly Hermes Sourcecap European Alpha Fund) | EUR | EUR | EUR 250,000 | EUR 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes Global High Yield Credit Fund (formerly Hermes Global High Yield Bond Fund) | EUR | EUR | EUR 250,000 | EUR 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes Asia ex-Japan Equity Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds public limited company for and in respect of Hermes US SMID Equity Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi-Strategy Credit Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Equity ESG Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds Public Limited Company for and in respect of Hermes Multi Asset Inflation Fund | GBP | GBP | GBP 250,000 | GBP 10,000 |

| | | | | |
|---|---|---|---|---|
| Hermes Investment Funds Public Limited Company for and in respect of Hermes Global Small Cap Equity Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds Public Limited Company for and in respect of Hermes Absolute Return Credit Fund | USD | USD | USD 250,000 | USD 10,000 |
| Hermes Investment Funds Public Limited Company for and in respect of Hermes US All Cap Equity Fund | USD | USD | USD 250,000 | USD 10,000 |
| Barclays Multi-Manager Fund Public Limited Company for and in respect of Global Access Pacific Rim (Ex-Japan) Fund | USD | USD | USD 250,000 | USD 10,000 |
| Russell Investment Company Public Limited Company for and in respect of Russell Global High Yield Fund | EUR | EUR | EUR 250,000 | EUR 10,000 |
| Russell Investment Company Public Limited Company for and in respect of Unconstrained Bond Fund | USD | USD | USD 250,000 | USD 10,000 |
| **Russell Investments Institutional Funds, LLC for and in respect of Russell High Yield Bond Fund** | **USD** | **USD** | **USD 250,000** | **USD 10,000** |